UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 21, 2005
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10382	23-2131580
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3845 Corporate Centre Drive
O’Fallon, Missouri		63368
(Address of principal executive offices)		(Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
Valley Forge Scientific Corp.
3600 Horizon Drive
King of Prussia, Pennsylvania 19406
(Former name and former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act.
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 3.03. Material Modification to Rights of Security Holders
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 5.05. Amendments to the Registrant’s Code of Ethics, or Wavier of a Provision of the Code of Ethics
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Agreement and Plan of Reincorporation Merger
Amended and Restated Certificate of Incorporation of Synergetics USA, Inc.
Amended and Restated Bylaws of Synergetics USA, Inc.
Form of Common Stock Certificate of Synergetics USA, Inc.
Employment Agreement - Gregg D. Scheller
Employment Agreement - Jerry L. Malis
Employment Agreement - Kurt W. Gampp, Jr.
Shareholders' Agreement
Code of Business Conduct and Ethics of Synergetics USA, Inc.
Press Release Issued September 22, 2005
Press Release Issued September 23, 2005

     Item 1.01. Entry into a Material Definitive Agreement.
     Reincorporation Merger Agreement
     On September 22, 2005, Valley Forge Scientific Corp., a Pennsylvania corporation (the term “Valley Forge Pennsylvania” will be used throughout this Current Report to refer to Valley Forge Scientific Corp. and Synergetics, Inc., the combined company, post merger; references to “Valley Forge Scientific Corp.” shall mean Valley Forge Scientific Corp., pre-merger) and VFSC Delaware, Inc., a Delaware corporation and a wholly-owned subsidiary of Valley Forge Pennsylvania, entered into an Agreement and Plan of Reincorporation Merger (the “Reincorporation Merger Agreement”). Under the terms of the Reincorporation Merger Agreement, Valley Forge Pennsylvania merged with and into VFSC Delaware, Inc., with VFSC Delaware, Inc. succeeding to all of the rights, properties, assets and liabilities of Valley Forge Pennsylvania (the “Reincorporation Merger”).
     In accordance with Pennsylvania law, the affirmative vote of the holders of a majority of Valley Forge Scientific Corp. common stock represented and voting at the Annual Meeting of Shareholders of Valley Forge Scientific Corp. (the “Valley Forge Annual Meeting”) was required to approve the Reincorporation Merger. The requisite shareholder vote was received at the Valley Forge Annual Meeting held on September 19, 2005, and the Reincorporation Merger was completed on September 22, 2005. Upon consummation of the Reincorporation Merger, and pursuant to the terms of the Reincorporation Merger Agreement, VFSC Delaware, Inc. changed its name to Synergetics USA, Inc. (the “Registrant”). The Registrant’s common stock will continue to trade on The Nasdaq SmallCap Market under the symbol “SURG.”
     Pursuant to the Reincorporation Merger Agreement, the Amended and Restated Certificate of Incorporation and Bylaws of VFSC Delaware, Inc. in effect immediately before the consummation of the Reincorporation Merger became the Amended and Restated Certificate of Incorporation and Bylaws of the Registrant immediately upon consummation of the Reincorporation Merger. Valley Forge Pennsylvania’s officers and directors immediately before consummation of the Reincorporation Merger became the officers and directors of the Registrant immediately upon consummation of the Reincorporation Merger, until their successors are duly elected and qualified, or until their earlier death, resignation or removal. Each outstanding share of Valley Forge Pennsylvania common stock, no par value per share, was automatically converted into one share of the Registrant’s common stock, $0.001 par value per share. Each stock certificate representing issued and outstanding shares of Valley Forge Pennsylvania’s common stock will continue to represent the same number of shares of common stock of the Registrant. While former holders of Synergetics, Inc. (see discussion under Item 2.01 below) common stock are required to exchange their stock certificates for stock certificates of the Registrant, former holders of Valley Forge Pennsylvania common stock are not required to exchange their stock certificates for stock certificates of the Registrant.
     A copy of the Reincorporation Merger Agreement is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference. The foregoing summary of the terms of the Reincorporation Merger Agreement is qualified in its entirety by reference to Exhibit 2.1.
     Amendment to 2001 Stock Plan
     At the Valley Forge Annual Meeting, the Valley Forge Scientific Corp. shareholders approved an amendment to the 2001 Stock Plan (the “2001 Plan”) by the requisite affirmative vote of the holders of a majority of shares of Valley Forge Scientific Corp. common stock represented and voting at the Valley Forge Annual Meeting. The 2001 Plan authorizes the grant of options to employees, officers and executives of, and consultants and advisors to, Valley Forge Scientific Corp. and any of its subsidiaries. Pursuant to the Merger (as defined in Item 2.01 below), employees, officers and executives of, and consultants and advisors to, the Registrant and any of its subsidiaries will be eligible to participate in the 2001 Plan.
     Prior to the approval of the amendment, the 2001 Plan had an aggregate of 345,000 shares of Valley Forge Scientific Corp. common stock available for issuance pursuant to awards granted under the plan. As of the record date of the Valley Forge Annual Meeting, 195,000 shares of Valley Forge Scientific Corp. common stock remained available for issuance under the plan. In connection with the Merger, Valley Forge Scientific Corp. agreed to assume 37,500 options to acquire Synergetics, Inc. common stock granted under the Synergetics Incentive Stock Option Plan and grant 172,125 options to the former holders of Synergetics, Inc. stock options in exchange therefor. Accordingly, the amendment to the 2001 Plan increases the number of shares authorized for issuance upon exercise of options granted under the 2001 Plan to 1,345,000 shares. In addition, the amendment increases the maximum number of shares of Valley Forge Scientific Corp.’s common stock that may be issued to such participants in a calendar year to 100,000 shares.
     The Registrant intends to file a post-effective amendment to the Registration Statement on Form S-8 filed on October 26, 2001 to register the additional shares approved for issuance by the amendment to the 2001 Plan and, in accordance with Rule 414(d) of the Securities Act of 1933, to adopt such Registration Statement as its own. Thus, shares issued to participants upon exercise of options granted under the 2001 Plan will be shares of the Registrant’s common stock.
     A copy of the 2001 Plan is attached as Annex C to the Registrant’s Registration Statement on Form S-4/A filed on August 12, 2005. The foregoing summary of the terms of the 2001 Plan is qualified in its entirety by reference to such Annex C and the more complete description of the 2001 Plan beginning on page 168 of such Registration Statement. Such description is incorporated herein by reference.
     2005 Non-Employee Directors’ Stock Option Plan
     At the Valley Forge Annual Meeting, the Valley Forge Scientific Corp. shareholders also approved the adoption of the 2005 Non-Employee Directors’ Stock Option Plan (the “2005 Plan”) by the requisite affirmative vote of the holders of a majority of shares of Valley Forge Scientific Corp. common stock represented and voting at the Valley Forge Annual Meeting.
     The 2005 Plan authorizes the grant of options to non-employee directors of Valley Forge Scientific Corp. and authorizes automatic grants and discretionary grants of nonstatutory stock options to non-employee directors of Valley Forge Scientific Corp. who are not members of the immediate family of an employee or director of Valley Forge Scientific Corp. Pursuant to the Merger, the Registrant’s non-employee directors meeting the eligibility requirements will be eligible to participate in the 2005 Plan. The total number of shares authorized for issuance under the 2005 Plan is 200,000 shares.
     The Registrant intends to file a Registration Statement on Form S-8 registering 200,000 shares for issuance under the 2005 Plan. Thus, shares issued to participants upon exercise of options granted under the 2005 Plan will be shares of the Registrant’s common stock.
     A copy of the 2005 Plan is attached as Annex D to the Registrant’s Registration Statement on Form S-4/A filed on August 12, 2005. The foregoing summary of the terms of the 2005 Plan is qualified in its entirety by reference to such Annex D and the more complete description of the 2001 Plan beginning on page 171 of such Registration Statement. Such description is incorporated herein by reference.
     Employment Agreements with Gregg D. Scheller, Jerry L. Malis and Kurt W. Gampp, Jr.
     Each of Mr. Scheller, Mr. Malis and Mr. Gampp have entered into three-year employment agreements with the Registrant. Mr. Scheller’s initial base salary will be $377,000, Mr. Malis’s initial base salary will be $230,000 and Mr. Gampp’s initial base salary will be $346,000. In the event any of such executive officers are terminated without cause, or if such executive officer resigns for good reason, such executive officer shall be entitled to his base salary and health care benefits through the end of the term of his employment agreement.
     As used in the employment agreements with Messrs. Scheller, Malis and Gampp, “cause” shall mean (1) the executive officer’s conviction of any felony, or conviction for embezzlement or misappropriation of money or other property of the Registrant; (2) any act of gross negligence in performing the executive officer’s duties; (3) the executive officer’s willful refusal to execute his duties (other than for disability); or (4) the executive officer’s breach of the non-competition terms contained in his employment agreement. Termination for the events described in clauses (2) and (3) above will not constitute termination for “cause” unless the executive officer is provided written notice reasonably detailing such occurrence and is given five business days after receipt of such notice to cure such event and an opportunity to be heard before the Registrant’s board of directors.
     As used in the employment agreements with Messrs. Scheller, Malis and Gampp, the term “good reason” means (1) failure to pay, or a reduction, by the Registrant of the executive officer’s base salary; (2) the failure or refusal by the Registrant to provide the executive officer with the benefits set forth in his employment agreement; (3) the assignment to the executive officer of any duties materially inconsistent with the duties set forth in the employment agreement, which assignment is not cured within five business days of written notice to the Registrant; (4) in the case of Mr. Malis, a requirement imposed by the Registrant on Mr. Malis that results in Mr. Malis being based at a location that is outside a 35-mile radius of the Registrant’s current Philadelphia area corporate offices, and in the case of Messrs. Scheller and Gampp, 35 miles from the O’Fallon office; (5) a change in the executive officer’s title; (6) if the executive officer is no longer a member of the Registrant’s board of directors, other than by death, disability or a removal by a shareholder vote for cause; (7) any material breach by the Registrant of the employment agreement, which breach is not cured within five business days after receipt of written notice from the executive officer; or (8) the termination of the executive officer’s employment other than for cause, death or disability.
     A copy of the employment agreements of Messrs. Scheller, Malis and Gampp are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report and are incorporated herein by reference. The foregoing summary of the terms of the employment agreements is qualified in its entirety by reference to Exhibits 10.1, 10.2 and 10.3.
     Shareholders’ Agreement
     Valley Forge Scientific Corp. and each of Gregg D. Scheller, Donna M. Scheller, Kurt W. Gampp, Jr. and Jerry L. Malis, individually and/or through revocable trusts or family partnerships, have entered into a Shareholders’ Agreement, dated as of September 21, 2005, pursuant to which, subject to certain exceptions, the shareholders have agreed not to sell, assign, transfer, pledge, hypothecate, mortgage or otherwise dispose of any shares of the Registrant’s common stock beneficially owned by them for a period of twelve months following the date of the agreement. The Shareholders’ Agreement will terminate on the 12-month anniversary of such date.

     A copy of the Shareholders’ Agreement is filed as Exhibit 10.4 to this Current Report and is incorporated herein by reference. The foregoing summary of the terms of the Shareholders’ Agreement is qualified in its entirety by reference to Exhibit 10.4.
     Item 2.01. Completion of Acquisition or Disposition of Assets.
     Completion of the Merger with Synergetics, Inc.
     On September 21, 2005, Valley Forge Scientific Corp., a Pennsylvania corporation, and Synergetics, Inc., a privately-held Missouri corporation, completed their merger (the “Merger”) pursuant to the terms and conditions of the Agreement and Plan of Merger, dated May 2, 2005, as subsequently amended (the “Merger Agreement”). The Merger Agreement is described in the Registrant’s Current Report on Form 8-K filed May 4, 2005. Amendments to the Merger Agreement are described in the Registrant’s Current Reports on Form 8-K filed June 3, 2005 and July 15, 2005. Such descriptions are incorporated herein by reference. The combined company, post-merger, is referred to throughout this Current Report as “Valley Forge Pennsylvania.”
     At the Valley Forge Annual Meeting on September 19, 2005, the Valley Forge Scientific Corp. shareholders, among other things, approved an amendment to the Articles of Incorporation of Valley Forge Scientific Corp. and a proposal to approve the issuance of shares of Valley Forge Scientific Corp.’s common stock in connection with the Merger Agreement. For a more complete discussion, please see Item 5.03 below.
     The Valley Forge Scientific Corp. shareholders did not receive consideration directly from the Merger. Each share of Valley Forge Scientific Corp. common stock and each option, warrant and other right to acquire Valley Forge Scientific Corp. common stock remained outstanding.
     Pursuant to the terms of the Merger Agreement, shareholders of Synergetics, Inc. common stock received, in the aggregate, 15,973,912 shares of Valley Forge Scientific Corp. common stock, or 4.59 Valley Forge Scientific Corp. shares for each share of Synergetics, Inc. Following consummation of the Merger, Synergetics Inc.’s former shareholders own approximately 66% of Valley Forge Pennsylvania’s outstanding common stock. In lieu of receiving fractional shares of Valley Forge Scientific Corp. common stock, Synergetics Inc. shareholders will receive cash in an amount equal to such fraction multiplied by the closing price reported on The Nasdaq SmallCap Market for Valley Forge Scientific Corp. common stock on the trading day immediately preceding the effective date of the Merger. Each option, warrant or other right to acquire Synergetics, Inc. capital stock outstanding immediately prior to the Merger automatically became an option, warrant or other right to acquire shares of Valley Forge Scientific Corp. common stock. The number of shares of the Registrant’s common stock that may be acquired under such options will be appropriately adjusted to give effect to the exchange ratio in the Merger.
     Completion of Reincorporation Into Delaware
     On September 22, 2005, the Registrant consummated its reincorporation into the State of Delaware through a merger of Valley Forge Pennsylvania with and into VFSC Delaware, Inc. pursuant to the terms of the Reincorporation Merger Agreement (as described in Item 1.01 above). Each outstanding share of Valley Forge Pennsylvania common stock was automatically converted into one share of common stock of VFSC Delaware, Inc. Each stock certificate representing issued and outstanding shares of Valley Forge Pennsylvania common stock (unless otherwise exchanged in connection with the Merger) will continue to represent the same number of shares of common stock of VFSC Delaware, Inc. The foregoing summary is qualified in its entirety by reference to the text of the Reincorporation Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to this Current Report.
     Item 3.03. Material Modification to Rights of Security Holders.
     In connection with the Reincorporation Merger completed on September 22, 2005, the rights of the Registrant’s shareholders, which prior to the Reincorporation Merger were governed by Pennsylvania law and by the Articles of Incorporation and Bylaws of Valley Forge Pennsylvania, are now governed by Delaware law and by the Amended and Restated Certificate of Incorporation and Bylaws of the Registrant. Certain differences in the rights of shareholders arise from distinctions between Pennsylvania and Delaware law, as well as from differences between the charter instruments of Valley Forge Pennsylvania and the Registrant. These differences are more fully described in the section entitled “Comparison of Rights of Holders and Corporate Governance Matters” beginning on page 143 of the Registrant’s Registration Statement on Form S-4/A filed on August 12, 2005, which section is incorporated herein by reference.
     Also in connection with the Merger and the Reincorporation Merger, shares of the Registrant’s common stock are now represented by the Registrant’s stock certificate, a form of which is filed as Exhibit 4.1 with this Current Report. While former Valley Forge Pennsylvania shareholders are not required to exchange their stock certificates for the new stock certificates of the Registrant, former shareholders of Synergetics, Inc. common stock must exchange their stock certificates representing shares of Synergetics, Inc. common stock for the new stock certificates of the Registrant.
     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Prior to the Merger, on September 14, 2005, Valley Forge Scientific Corp. announced the death of former director Dr. Leonard I. Malis, more fully described in the Registrant’s Current Report filed on September 14, 2005 and the press release filed as Exhibit 99.1 thereto; such description and press release are incorporated herein by reference.
     Appointment of Certain Directors
     At the Valley Forge Annual Meeting, the Valley Forge Scientific Corp. shareholders voted to increase the number of directors on the board of directors to seven and to divide the board of directors into three classes, as nearly equal in size as practicable, with three-year staggered terms. The Valley Forge Scientific Corp. shareholders also voted to elect the individuals listed below to the board of directors until their successors have been duly appointed or elected, or until otherwise removed, for the terms listed below. The following individuals will continue as directors of the Registrant pursuant to the terms of the Reincorporation Merger Agreement:

Name of Nominee	Term Expires
Juanita H. Hinshaw	2006

Robert H. Dick	2006

Name of Nominee	Term Expires
Larry C. Cardinale	2007

Guy R. Guarch	2007

Jerry L. Malis	2008

Gregg D. Scheller	2008

Kurt W. Gampp, Jr.	2008
     Juanita H. Hinshaw, age 60, recently retired from her position as Senior Vice President and Chief Financial Officer of Graybar Electric Company. She served in these positions from May 2000 to May 2005. Graybar Electric Company specializes in supply chain management services and distributes high-quality components, equipment and materials for the electrical and telecommunications industries. Ms. Hinshaw has served as a director on the board of The Williams Companies, Inc. since 2004, IPSCO, Inc. since 2002 and Insituform Technologies since 1999. Ms. Hinshaw will serve as Chairperson of the audit committee and a member of the compensation and nominating and corporate governance committees of the Registrant’s board of directors.
     Robert H. Dick, age 61, was a member of the Valley Forge Scientific Corp. board of directors since 1997 and served on both the audit and compensation committees. Mr. Dick has served as President of R.H. Dick & Company since January 1998, which is an investment banking and management consulting firm based in Ocala, Florida. From 1996 to 1998, Mr. Dick was a partner with Boles, Knop & Company, Inc., an investment banking firm in Middleburg, Virginia. Before that, Mr. Dick served as interim President, Chief Executive Officer and Chief Financial Officer of Biomagnetic Therapy Systems, Inc. (September 1995 through March 1996) and PharmX, Inc. (May 1994 through April 1995). Both companies were clients of Boles, Knop & Company. From 1982 until 1994, Mr. Dick served in various executive roles with Codman & Shurtleff, Inc., a subsidiary of Johnson & Johnson and a manufacturer of surgical instruments, implants, equipment and other surgical products. Mr. Dick’s positions with Codman included Director, Vice President–New Business Development, Vice President–United States Sales and Marketing and Vice President–International. Mr. Dick retired from Johnson & Johnson in April 1994. From, 1978 to 1982, Mr. Dick was President and Chief Executive Officer of Applied Fiberoptics, Inc., a company designing, manufacturing and marketing fiberoptic products for medical and defense applications and surgical microscopes for microsurgery. Mr. Dick also serves on the board of Span-America Medical Systems, Inc., which designs and manufactures wound management products and which has securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Dick will serve as Chairperson of the compensation committee and a member of the audit and nominating and corporate governance committees of the Registrant’s board of directors.
     Larry C. Cardinale, age 67, received his B.S.A. in Business from Washington University in St. Louis, Missouri and has been working in the medical industry since 1996. During his over 35 years working in the field of medical manufacturing, he has held various management positions, including Plant Manager, Director of Manufacturing, Director of Corporate Engineering, Director of Operations Planning, Vice President of Manufacturing–International and currently serves as Vice President–Global Manufacturing and Engineering of a multi-national medical manufacturing company. Mr. Cardinale also owned and operated a scientific laboratory instrument business concentrating in the life sciences area, which manufactured and marketed tissue sectioning, microforge and micromanipulation instruments and pipeting devices. Mr. Cardinale currently serves as a board member of Coretech-Holdings LLC, a St. Louis-based life sciences and medical device manufacturing company. Mr. Cardinale will serve as Chairperson of the nominating and corporate governance committee and a member of the audit and compensation committees of the Registrant’s board of directors.

     Guy R. Guarch retired in 2001 from C.R. Bard, Inc., where he spent 32 years in various sales, marketing and management roles. Bard is a leading developer, manufacturer and marketer of health care products used for vascular, urological and oncological diagnosis and intervention. From 1993 to 2001, Mr. Guarch served as Regional Vice President–Corporate Account Management for Bard’s Southeast Region. He worked as President of Bard’s Venture Division in Boston, Massachusetts from 1991 to 1993. From 1988 to 1991, Mr. Guarch worked in London, England as Vice President of Sales for the Bard Europe Division and Managing Director of Bard LTD, UK. Before 1988, Mr. Guarch worked in several sales and marketing roles for Bard’s USCI International Division in Boston, Massachusetts, which focused on the design, manufacture and sale of cardiac catheters, urological catheters and artificial arteries. Mr. Guarch currently serves as a board member of Span-America Medical Systems, Inc., which designs and manufactures wound management products and which has securities registered pursuant to Section 12 of the Exchange Act.
     Jerry L. Malis served as Chief Executive Officer, President or Vice President and a director of Valley Forge Scientific Corp. since its inception in March 1980 until the Merger. Mr. Malis served as Chairman of the board of Valley Forge Scientific Corp. from June 30, 1989 until the Merger. He has published over 50 articles in the biological science, electronics and engineering fields and has been issued twelve United States patents. Prior to the Merger, Mr. Malis coordinated and supervised the development, engineering and manufacturing of Valley Forge Scientific Corp.’s products and was in charge of the daily business operations of the company. Since consummation of the Merger on September 21, 2005, and pursuant to the terms of the Reincorporation Merger, Mr. Malis serves as Executive Vice President and Chief Scientific Officer of the Registrant. The description of Mr. Malis’s employment agreement in Item 1.01. above is incorporated herein by reference.
     Gregg D. Scheller served as the President and Chief Executive Officer of Synergetics, Inc., pre-merger. Mr. Scheller founded Synergetics, Inc. in 1991 and has served in these positions since its inception, holding responsibility for the daily business operations of the company. Since consummation of the Merger on September 21, 2005, and pursuant to the terms of the Reincorporation Merger, Mr. Scheller serves as President and Chief Executive Officer of the Registrant. The description of Mr. Scheller’s employment agreement in Item 1.01 above is incorporated herein by reference.
     Kurt W. Gampp, Jr. served as the Chief Operating Officer of Synergetics, Inc., pre-merger. Mr. Gampp has served in this position since the company was founded in 1991. Since consummation of the Merger on September 21, 2005, and pursuant to the terms of the Reincorporation Merger, Mr. Gampp serves as Executive Vice President and Chief Operating Officer of the Registrant.
     Election of Certain Officers
     As described above, Messrs. Scheller, Malis and Gampp were elected to serve as the Registrant’s President and Chief Executive Officer, Executive Vice President and Chief Scientific Officer and Executive Vice President and Chief Operating Officer, respectively, pursuant to the Merger Agreement.
     Ms. Pamela G. Boone joined Synergetics, Inc., pre-merger, as its Chief Financial Officer in May 2005. Before this, Ms. Boone served as Vice President and Chief Financial Officer of Maverick Tube Corporation from 2001 until January 2005 and as Vice President, Treasurer and acting Chief Financial Officer. From 1997 to 2001, Ms. Boone served as Maverick’s Corporate Controller. Maverick Tube Corporation, a Missouri-based company, is a leading North American producer of welded tubular steel products used in energy and industrial applications and has securities registered pursuant to Section 12 of the Exchange Act. Since consummation of the Merger on September 21, 2005, and pursuant to the terms of the Reincorporation Merger, Ms. Boone serves as the Registrant’s Executive Vice President and Chief Financial Officer.

     Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Amendment to Articles of Incorporation
     On September 21, 2005, in connection with the Merger and following the affirmative vote of the holders of a majority of the shares of Valley Forge Scientific Corp. common stock, the Valley Forge Scientific Corp.’s articles of incorporation were amended to (1) increase the number of authorized shares of Valley Forge Scientific Corp. common stock from 20,000,000 shares to 50,000,000 shares; (2) increase the number of directors on the Valley Forge Scientific Corp. board of directors to seven; and (3) divide the Valley Forge Scientific Corp. board of directors into three classes, as nearly equal in size as practicable, with three-year staggered terms. The increase in the number of authorized shares was necessary to provide a sufficient number of shares of Valley Forge Scientific Corp.’s common stock for issuance to Synergetics, Inc. shareholders in connection with the Merger. A copy of the Amended and Restated Articles of Incorporation that were filed with the Secretary of the Commonwealth of the Commonwealth of Pennsylvania was attached as Annex B to the Registrant’s Registration Statement on Form S-4/A filed on August 12, 2005, and is incorporated herein by reference.
     Amended and Restated Certificate of Incorporation
     On September 22, 2005, in connection with the Reincorporation Merger, the Amended and Restated Certificate of Incorporation of VFSC Delaware, Inc. became the Amended and Restated Certificate of Incorporation of the Registrant, superseding all prior charters. A copy of such Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference. Rights of the shareholders under the Amended and Restated Certificate of Incorporation are described in the “Comparison of Rights of Holders and Corporate Governance Matters” beginning on page 143 of the Registrant’s Registration Statement on Form S-4/A filed on August 12, 2005, which section is incorporated herein by reference.
     Adoption of Bylaws
     On September 21, 2005, in connection with the Reincorporation Merger, the board of directors of VFSC Delaware, Inc. adopted the Amended and Restated Bylaws. On September 22, 2005, upon consummation of the Reincorporation Merger, the Amended and Restated Bylaws of VFSC Delaware, Inc. became the Amended and Restated Bylaws of the Registrant, superseding all prior bylaws. A copy of such Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference. Rights of the shareholders under the Amended and Restated Bylaws are described in the “Comparison of Rights of Holders and Corporate Governance Matters” beginning on page 143 of the Registrant’s Registration Statement on Form S-4/A filed on August 12, 2005, which section is incorporated herein by reference.
     Change in the Registrant’s Fiscal Year
     As of the closing of the Merger on September 21, 2005, the Registrant’s fiscal year end will be that of the accounting acquiror’s (Synergetics, Inc.) fiscal year end, or July 31 of each year.
     Item 5.05. Amendments to the Registrant’s Code of Ethics, or Wavier of a Provision of the Code of Ethics.
     On September 21, 2005, immediately following completion of the Merger, the board of directors of the Registrant adopted the Code of Business Conduct and Ethics (“Code of Ethics”) filed as Exhibit 14.1 to this Current Report and incorporated herein by reference, effectively amending the Registrant’s previous code of ethics. The Code of Ethics is applicable to all directors, officers and employees of the Registrant and its subsidiaries. The Code of Ethics will be available on the Registrant’s websites at www.synergeticsusa.com and www.vlfg.com.
     Item 8.01. Other Events.
     Registration under the Exchange Act
     The description of the Reincorporation Merger described in Item 1.01 above is incorporated herein by reference.
     The Registrant is the surviving corporation in the Reincorporation Merger and will succeed to all of the contractual rights and obligations of Valley Forge Pennsylvania pursuant to Delaware General Corporation Law. By operation of Rule 12g-3(a) of the Exchange Act, the common stock of the Registrant is deemed registered under Section 12(b) of the Exchange Act.
     Press Releases
     On September 22, 2005, Valley Forge Pennsylvania issued a press release announcing the completion of the Reincorporation Merger and the change in the surviving corporation’s name to Synergetics USA, Inc., as described in Item 1.01 above.
     On September 23, 2005, the Registrant issued a press release announcing that Innovatech Surgical, Inc. voluntarily dismissed its lawsuit against Synergetics, Inc. and Gregg D. Scheller on September 22, 2005. This suit was originally filed by Innovatech on July 14, 2005 in the United States District Court, District of New Jersey. Innovatech, a company formed by Charles Richard Hurst, Jr. and Michael McGowan, two ex-employees of Synergetics, is a competitor of Synergetics and a strategic partner and supplier to Iridex, also a competitor to Synergetics.
     Innovatech’s claims of false advertising, commercial disparagement, trade libel, injurious falsehood and unfair competition related primarily to a lawsuit filed in February, 2004 by Synergetics against Hurst and McGowan (Synergetics, Inc. v. Charles Richard Hurst, Jr. and Michael McGowan, Case No. 4:04-CV-318DDN) in which Synergetics alleged that Hurst and McGowan misappropriated trade secrets, intentionally interfered with Synergetics’ business relationships, breached confidentiality agreements and breached fiduciary duties, including the duty of loyalty. This press release also announced that on September 20, 2005, a federal jury found unanimously that Hurst and McGowan were liable and awarded Synergetics $1,759,165 in actual damages and $586,388 in punitive damages.
     Copies of the September 22, 2005 press release and the September 23, 2005 press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The information contained in the websites cited in the press releases is not part of this Current Report.

     Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired
     The financial statements required by this Item will be filed by the Registrant pursuant to an amendment to this Current Report not later than 71 calendar days after the date this initial Current Report must be filed.
     (b) Pro Forma Financial Information
     The pro forma financial information required by this Item will be filed by the Registrant pursuant to an amendment to this Current Report not later than 71 calendar days after the date this initial Current Report must be filed.
     (c) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Reincorporation Merger, dated as of September 22, 2005, between Valley Forge Scientific Corp. and VFSC Delaware, Inc.

3.1	Amended and Restated Certificate of Incorporation of Synergetics USA, Inc.

3.2	Amended and Restated Bylaws of Synergetics USA, Inc.

4.1	Form of common stock certificate of Synergetics USA, Inc., a Delaware corporation.

10.1	Employment Agreement, dated as of September 21, 2005, between Valley Forge Scientific Corp. and Gregg D. Scheller.

10.2	Employment Agreement, dated as of September 21, 2005, between Valley Forge Scientific Corp. and Jerry L. Malis.

10.3	Employment Agreement, dated as of September 21, 2005, between Valley Forge Scientific Corp. and Kurt W. Gampp, Jr.

10.4	Shareholders’ Agreement, dated as of September 21, 2005, between Valley Forge Scientific Corp. and each of Gregg D. Scheller, Donna M. Scheller, Kurt W. Gampp, Jr. and Jerry L. Malis, individually and/or through revocable trusts or family partnerships.

14.1	Code of Business Conduct and Ethics of Synergetics USA, Inc.

Exhibit Number	Description

99.1	Press release issued on September 22, 2005 by Valley Forge Scientific Corp.

99.2	Press release issued on September 23, 2005 by Synergetics USA, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 27, 2005

SYNERGETICS USA, INC.
(Registrant)

By:	/s/ Pamela G. Boone

Name:	Pamela G. Boone
Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
2.1	Agreement and Plan of Reincorporation Merger, dated as of September 22, 2005, between Valley Forge Scientific Corp. and VFSC Delaware, Inc.

3.1	Amended and Restated Certificate of Incorporation of Synergetics USA, Inc.

3.2	Amended and Restated Bylaws of Synergetics USA, Inc.

4.1	Form of common stock certificate of Synergetics USA, Inc., a Delaware corporation.

10.1	Employment Agreement, dated as of September 21, 2005, between Valley Forge Scientific Corp. and Gregg D. Scheller.

10.2	Employment Agreement, dated as of September 21, 2005, between Valley Forge Scientific Corp. and Jerry L. Malis.

10.3	Employment Agreement, dated as of September 21, 2005, between Valley Forge Scientific Corp. and Kurt W. Gampp, Jr.

10.4	Shareholders’ Agreement, dated as of September 21, 2005, between Valley Forge Scientific Corp. and each of Gregg D. Scheller, Donna M. Scheller, Kurt W. Gampp, Jr. and Jerry L. Malis, individually and/or through revocable trusts or family partnerships.

14.1	Code of Business Conduct and Ethics of Synergetics USA, Inc.

99.1	Press release issued on September 22, 2005 by Valley Forge Scientific Corp.

99.2	Press release issued on September 23, 2005 by Synergetics USA, Inc.